Exhibit 10.3

ELEVENTH AMENDMENT

THIS ELEVENTH AMENDMENT to the Security Agreement (as defined below) (the “Amendment”) is entered into as of January 10, 2026 (the “Effective Date”), by and between Nightfood, Inc., a New York corporation (“NF Sub”), MJ Munchies, Inc., a Nevada corporation (“MJ Sub”), NIGHTFOOD HOLDINGS, INC., a Nevada corporation (the “Company”), Future Hospitality Ventures Holdings Inc., a Nevada corporation (“FHV”), SWC Group, Inc., a California corporation (“SWC”), TechForce Robotics, Inc., a Delaware corporation (“TechForce”), Victorville Treasure Holdings, LLC, a California limited liability company (“Victorville”), Treasure Mountain Holdings, LLC, a California limited liability company (“Treasure”), and Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”, and collectively with NF Sub, MJ Sub, the Company, FHV, SWC, TechForce, Victorville, and Treasure, the “Parties”).

BACKGROUND

A. The Parties are the parties to that certain security agreement dated on or around June 1, 2023 (as amended from time to time, the “Security Agreement”), a copy of which is attached hereto as Exhibit “A”; and

B. The Parties desire to amend the Security Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Unless otherwise defined herein, terms defined in the Security Agreement and used herein shall have the meanings given to them in the Security Agreement.

2. The definition of “Notes” in the Security Agreement shall include the First Note, Second Note, Third Note, Fourth Note, Fifth Note, Sixth Note, Seventh Note, Eighth Note, Ninth Note, Eleventh Note, Eleventh Note, Twelfth Note, Thirteenth Note, Fourteenth Note, Fifteenth Note, Sixteenth Note, and Seventeenth Note (as defined in this Amendment). “Seventeenth Note” shall mean that certain senior secured promissory note in the principal amount of $1,175,000.00 issued by the Company to the Holder on or around January 10, 2026.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Security Agreement. Except as specifically modified hereby, all of the provisions of the Security Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

NIGHTFOOD HOLDINGS, INC.

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer

NIGHTFOOD, INC.		TECHFORCE ROBOTICS, INC.

By:	Nightfood Holdings, Inc.	By:	Nightfood Holdings, Inc.
	a Nevada corporation		a Nevada corporation
	Sole Shareholder		Sole Shareholder

By:	/s/ JIMMY CHAN	By:	/s/ JIMMY CHAN
Name:	Jimmy Chan	Name:	Jimmy Chan
Title:	Chief Executive Officer	Title:	Chief Executive Officer

MJ MUNCHIES, INC.		VICTORVILLE TREASURE HOLDINGS, LLC

By:	Nightfood Holdings, Inc.	By:	Nightfood Holdings, Inc.
	a Nevada corporation		a Nevada corporation
	Sole Shareholder		Sole Member

By:	/s/ JIMMY CHAN	By:	/s/ JIMMY CHAN
Name:	Jimmy Chan	Name:	Jimmy Chan
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Future Hospitality Ventures Holdings Inc.		TREASURE Mountain HOLDINGS, LLC

By:	Nightfood Holdings, Inc.	By:	Nightfood Holdings, Inc.
	a Nevada corporation		a Nevada corporation
	Sole Shareholder		Sole Member

By:	/s/ JIMMY CHAN	By:	/s/ JIMMY CHAN
Name:	Jimmy Chan	Name:	Jimmy Chan
Title:	Chief Executive Officer	Title:	Chief Executive Officer

SWC GROUP, INC.		Mast Hill Fund, L.P.

By:	Nightfood Holdings, Inc.	By:	/s/Patrick Hassani
	a Nevada corporation	Name:	Patrick Hassani
	Sole Shareholder	Title:	Chief Investment Officer

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer

Exhibit A

(see attached)